Summary of Significant Accounting Policies	3 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments, which include cash on hand and in banks, interest-bearing deposits and money market funds with maturities of three months or less at their date of purchase. The instruments are not restricted as to withdrawal or use and are on deposit with high credit quality financial institutions. Although these balances may at times exceed the federal insured deposit limit, we believe such risk is mitigated by the quality of the institution holding such deposit. The carrying values of these instruments approximate their fair values as such balances are generally available on demand.

The following table provides a reconciliation of cash, cash equivalents and restricted cash balances reported within the condensed consolidated balance sheets to the total balance shown in the condensed consolidated statements of cash flows.

	March 31,	December 31,	March 31,	December 31,
(In thousands)	2018	2017	2017	2016
Cash and cash equivalents	$179,706	$203,104	$167,007	$193,862
Restricted cash	25,794	24,175	22,047	16,488
Total cash, cash equivalents and restricted cash	$205,500	$227,279	$189,054	$210,350

Revenue Recognition
The Company’s revenue contracts with customers consist of gaming wagers, hotel room sales, food & beverage offerings and other amenity transactions. The transaction price for a gaming wagering contract is the difference between gaming wins and losses, not the total amount wagered. Cash discounts, commissions and other cash incentives to customers related to gaming play are recorded as a reduction of gross gaming revenues. The transaction price for hotel, food & beverage and other contracts is the net amount collected from the customer for such goods and services. Hotel, food & beverage and other services have been determined to be separate, stand-alone performance obligations and the transaction price for such contracts is recorded as revenue as the good or service is transferred to the customer over their stay at the hotel, when the delivery is made for the food & beverage or when the service is provided for other amenity transactions.

Gaming wager contracts involve two performance obligations for those customers earning points under the Company’s player loyalty programs and a single performance obligation for customers who do not participate in the programs. The Company applies a practical expedient by accounting for its gaming contracts on a portfolio basis as such wagers have similar characteristics and the Company reasonably expects the effects on the financial statements of applying the revenue recognition guidance to the portfolio to not differ materially from that which would result if applying the guidance to an individual wagering contract. For purposes of allocating the transaction price in a wagering contract between the wagering performance obligation and the obligation associated with the loyalty points earned, the Company allocates an amount to the loyalty point contract liability based on the stand-alone selling price of the points earned, which is determined by the value of a point that can be redeemed for a hotel room stay, food & beverage or other amenities. Sales and usage-based taxes are excluded from revenues. An amount is allocated to the gaming wager performance obligation using the residual approach as the stand-alone price for wagers is highly variable and no set established price exists for such wagers. The allocated revenue for gaming wagers is recognized when the wagers occur as all such wagers settle immediately. The loyalty point contract liability amount is deferred and recognized as revenue when the customer redeems the points for a hotel room stay, food & beverage or other amenities and such goods or services are delivered to the customer. See Note 6, Accrued Liabilities, for the balance outstanding related to player loyalty programs.

The Company collects advanced deposits from hotel customers for future reservations representing obligations of the Company until the hotel room stay is provided to the customer. See Note 6, Accrued Liabilities, for the balance outstanding related to advance deposits.

The Company's outstanding chip liability represents the amounts owned in exchange for gaming chips held by a customer. Outstanding chips are expected to be recognized as revenue or redeemed for cash within one year of being purchased. See Note 6, Accrued Liabilities, for the balance outstanding related to the chip liability.

The retail value of hotel accommodations, food & beverage, and other services furnished to guests without charge is recorded as departmental revenues. Gaming revenues are net of incentives earned in our slot bonus program such as cash and the estimated retail value of goods and services (such as complimentary rooms and food & beverages). We reward customers, through the use of bonus programs, with points based on amounts wagered that can be redeemed for a specified period of time for complimentary slot play, food & beverage, and to a lesser extent for other goods or services, depending upon the property.

The estimated retail value related to goods and services provided to guests without charge or upon redemption of points under our player loyalty programs, included in departmental revenues, and therefore reducing our gaming revenues, are as follows:

	Three Months Ended
	March 31,
(In thousands)	2018	2017
Food and beverage	$42,638	$42,814
Rooms	19,000	18,590
Other	2,580	2,528

Gaming Taxes
We are subject to taxes based on gross gaming revenues in the jurisdictions in which we operate. These gaming taxes are recorded as a gaming expense in the condensed consolidated statements of operations. These taxes totaled approximately $78.1 million and $83.2 million for the three months ended March 31, 2018 and 2017, respectively.

Income Taxes
Income taxes are recorded under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. We reduce the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence, it is more likely than not that such assets will not be realized. Use of the term "more likely than not" indicates the likelihood of occurrence is greater than 50%. Accordingly, the need to establish valuation allowances for deferred tax assets is continually assessed based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of profitability, the duration of statutory carryforward periods, our experience with the utilization of operating loss and tax credit carryforwards before expiration and tax planning strategies. In making such judgments, significant weight is given to evidence that can be objectively verified.

Other Long-Term Tax Liabilities
The Company's income tax returns are subject to examination by the Internal Revenue Service ("IRS") and other tax authorities in the locations where it operates. The Company assesses potentially unfavorable outcomes of such examinations based on accounting standards for uncertain income taxes, which prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.

Uncertain tax position accounting standards apply to all tax positions related to income taxes. These accounting standards utilize a two-step approach for evaluating tax positions. Recognition occurs when the Company concludes that a tax position, based on its technical merits, is more likely than not to be sustained upon examination. Measurement is only addressed if the position is deemed to be more likely than not to be sustained. The tax benefit is measured as the largest amount of benefit that is more likely than not to be realized upon settlement.

Tax positions failing to qualify for initial recognition are recognized in the first subsequent interim period that they meet the "more likely than not" standard. If it is subsequently determined that a previously recognized tax position no longer meets the "more likely than not" standard, it is required that the tax position is derecognized. Accounting standards for uncertain tax positions specifically prohibit the use of a valuation allowance as a substitute for derecognition of tax positions. As applicable, the Company will recognize accrued penalties and interest related to unrecognized tax benefits in the provision for income taxes. Accrued interest and penalties are included in other long-term tax liabilities on the condensed consolidated balance sheets.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Recently Adopted Accounting Pronouncements
Accounting Standards Update ("ASU") 2018-05, Income Taxes ("Update 2018-05")
In March 2018, the Financial Accounting Standards Board ("FASB") issued Update 2018-05, which amends the guidance to SEC Staff Accounting Bulletin No. 118 ("SAB 118") by adding income tax accounting implications of the Tax Cuts and Jobs Act (the "Tax Act"). The SEC staff issued SAB 118 to provide guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under Accounting Standards Codification 740, Income Taxes ("ASC 740"). In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act. We have recorded an adjustment as a result of the Tax Act as described above in fourth quarter 2017. We believe our analysis to be complete and do not anticipate any material future changes to financial statements as a result of the impact of the Tax Act. However, if any changes are determined, we will record those as part of the measurement period.

ASU 2018-02, Income Statement - Reporting Comprehensive Income ("Update 2018-02")
In first quarter 2018, the Company adopted ASU 2018-02 which allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act. The effect of this change in accounting principle is to record an other comprehensive income tax effect as a reduction in retained earnings of $0.3 million on the condensed consolidated statement of changes in stockholders' equity for the three months ended March 31, 2018.

ASU 2016-18, Statement of Cash Flows ("Update 2016-18")
In November 2016, the FASB issued Update 2016-18, which amends Accounting Standards Codification ("ASC") 230 to add or clarify the guidance on the classification and presentation of restricted cash in the statement of cash flows. Update 2016-18 requires restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts on the statement of cash flows. The Company adopted Update 2016-18 effective January 1, 2018 using the retrospective approach. We adjusted our condensed consolidated statement of cash flows from amounts previously reported due to the adoption of Update 2016-18. The effects of adopting Update 2016-18 on our condensed consolidated statement of cash flows for the three months ended March 31, 2017 were as follows:

	Three Months Ended March 31, 2017
(In thousands)	As Previously Reported	Adoption of Update 2016-18	As Adjusted
Net cash provided by operating activities	$112,045	$5,559	$117,604

Cash, cash equivalents and restricted cash, beginning of period	$193,862	$16,488	$210,350
Net increase (decrease) in cash, cash equivalents and restricted cash	(26,855)	5,559	(21,296)
Cash, cash equivalents and restricted cash, end of period	$167,007	$22,047	$189,054

ASU 2016-15, Statement of Cash Flows ("Update 2016-15")
In August 2016, the FASB issued Update 2016-15, which amends the guidance on the classification of certain cash receipts and payments in the statement of cash flows. Update 2016-15 is intended to reduce the lack of consistent principles on certain classifications such as debt prepayment, debt extinguishment costs, distributions, insurance claims and beneficial interest in securitization transactions. The Company adopted Update 2016-15 effective January 1, 2018. The Company determined that the impact of the new standard on its condensed consolidated financial statements is not material.

ASU 2016-09, Compensation - Stock Compensation ("Update 2016-09")
In first quarter 2017, the Company adopted Update 2016-09, which simplified several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. Update 2016-09 requires excess tax benefits and deficiencies to be recorded in income tax expense instead of equity. The cumulative effect of this change in accounting principle was to record the benefit of previously unrecognized excess tax deductions as an increase in retained earnings of $15.8 million on the condensed consolidated statement of changes in stockholders' equity for the three months ended March 31, 2017.

ASU 2014-09, Revenue from Contracts with Customers ("Update 2014-09"); ASU 2015-14, Revenue from Contracts with Customers - Deferral of the Effective Date ("Update 2015-14" ); ASU 2016-08, Revenue from Contracts with Customers - Principal versus Agent Considerations (Reporting Revenue Gross versus Net) ("Update 2016-08"); ASU 2016-10, Revenue from Contracts with Customers - Identifying Performance Obligations and Licensing ("Update 2016-10"); ASU 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815) - Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting ("Update 2016-11"); and ASU 2016-12, Revenue from Contracts with Customers - Narrow-Scope Improvements and Practical Expedients ("Update 2016-12"); (collectively, the “Revenue Standard”)
The Revenue Standard prescribes a new, single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The Company adopted the Revenue Standard by applying the full retrospective approach in first quarter 2018 and has adjusted the prior period presented.

The guidance changed the presentation of net revenues as the historical presentation reflected revenues gross for goods and services provided to our customers as an inducement to play with us, with an offsetting reduction for promotional allowances to derive net revenues. Under the new guidance, revenues are allocated among our departmental classifications based on the relative standalone selling prices of the goods and services provided to the customer. Our reporting of amounts paid to operators of wide area progressive games has changed as a result of the adoption of the Revenue Standard. We previously reported these payments as contra-revenues. Under the Revenue Standard, these payments are reported as an operating expense. The accounting for our frequent player programs was also impacted, with changes to the timing and/or classification of certain transactions between revenues and operating expenses.

The implementation of the Revenue Standard resulted in an increase to the player point liability due to the change in our accounting method for this liability from an estimated cost of redemption model to a deferred revenue model. As of the effective date of our adoption (January 1, 2015), the cumulative effect adjustment decreased beginning Retained earnings by $3.8 million (after tax), resulted in a deferred tax asset reduction of $2.4 million and increased Accrued liabilities by approximately $6.2 million on the condensed consolidated balance sheet. The impact to the condensed consolidated statement of cash flows for the three months ended March 31, 2017 was not material. The impact of this change in accounting for these programs is not expected to be material to any annual accounting period.

The effects of the adoption of the Revenue Standard on our results for the three months ended March 31, 2017 are as follows:

	Three Months Ended March 31, 2017
(In thousands, except per share data)	As Previously Reported	Adoption of Revenue Standard	As Adjusted
Revenues
Gaming	$499,999	$(56,054)	$443,945
Food and beverage	87,443	(838)	86,605
Room	47,326	(476)	46,850
Other	34,038	(1,373)	32,665
Gross revenues	668,806	(58,741)	610,065
Less promotional allowances	63,464	(63,464)	—
Net revenues	605,342	4,723	610,065
Operating costs and expenses
Gaming	231,631	(39,698)	191,933
Food and beverage	49,518	34,830	84,348
Room	13,114	8,193	21,307
Other	19,979	1,436	21,415
Selling, general and administrative	91,613	—	91,613
Maintenance and utilities	26,399	—	26,399
Depreciation and amortization	53,964	—	53,964
Corporate expense	20,798	—	20,798
Project development, preopening and writedowns	2,972	—	2,972
Other operating items, net	486	—	486
Total operating costs and expenses	510,474	4,761	515,235
Operating income	94,868	(38)	94,830
Other expense (income)
Interest income	(460)	—	(460)
Interest expense, net of amounts capitalized	43,674	—	43,674
Loss on early extinguishments and modifications of debt	156	—	156
Other, net	111	—	111
Total other expense, net	43,481	—	43,481
Income from continuing operations before income taxes	51,387	(38)	51,349
Income tax provision	(16,273)	—	(16,273)
Income from continuing operations, net of tax	35,114	(38)	35,076
Income from discontinued operations, net of tax	375	—	375
Net income	$35,489	$(38)	$35,451

Basic net income per common share
Continuing operations	$0.31	$—	$0.31
Discontinued operations	—	—	—
Basic net income per common share	$0.31	$—	$0.31
Weighted average basic shares outstanding	115,269	—	115,269

Diluted net income per common share
Continuing operations	$0.31	$—	$0.31
Discontinued operations	—	—	—
Diluted net income per common share	$0.31	$—	$0.31
Weighted average diluted shares outstanding	115,902	—	115,902

Recently Issued Accounting Pronouncements
A variety of proposed or otherwise potential accounting standards are currently being studied by standard-setting organizations and certain regulatory agencies. Because of the tentative and preliminary nature of such proposed standards, we have not yet determined the effect, if any, that the implementation of such proposed standards would have on our condensed consolidated financial statements.